UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):August 14, 2018

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46- 2488594
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 14, 2018, the Board of Directors (the “Board”) of Braemar Hotels & Resorts Inc. (the “Company”) adopted and approved the Fourth Amended and Restated Bylaws of the Company which were revised to reduce the advance notice required to be provided by stockholders seeking to nominate individuals for election to the Board or propose other business to be considered at annual meetings of stockholders from not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting to not earlier than the 90th day nor later than 5:00 p.m., Eastern Time, on the 60th day prior to the first anniversary of the date of the preceding year’s annual meeting.

The advance notice required to be provided by stockholders seeking to nominate individuals for election to the Board at special meetings of stockholders was also reduced from not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such special meeting or the tenth day following the day on which public announcement of the date of such meeting is first made to not earlier than the 90th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 60th day prior to the date of such special meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The Company believes this bylaw amendment brings its director nomination procedures more in line with market practice and shareholder preferences.  The foregoing summary is qualified in its entirety by reference to the Company’s Fourth Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Fourth Amended and Restated Bylaws of Ashford Inc., effective August 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2018

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary